Exhibit 99.1
For more information, contact:
Tom Miller
Chief Financial Officer
(818) 444-2325
tmiller@ixiacom.com
Ixia Announces 2009 Second Quarter Results
CALABASAS, CA— August 6, 2009— Ixia (Nasdaq: XXIA) today reported its financial results for the second quarter ended June 30, 2009.
Total revenues for the 2009 second quarter were $38.4 million compared to $45.9 million in the 2008 second quarter. Revenues for the second quarter of 2009 include $2.8 million recorded by Catapult Communications Corporation (“Catapult”) during the quarter following the closing of the Company’s acquisition of Catapult on June 23, 2009. On a GAAP basis, the Company recorded a net loss for the 2009 second quarter of $2.7 million, or $0.04 per share, compared to net income of $1.8 million, or $0.03 per diluted share, for the 2008 second quarter.
Non-GAAP net income for the 2009 second quarter was $2.0 million, or $0.03 per diluted share, compared to net income of $4.3 million, or $0.07 per diluted share, for the 2008 second quarter. Ixia’s non-GAAP 2009 second quarter results exclude charges of $2.6 million related to stock-based compensation, $2.5 million for acquisition-related costs, $1.4 million for the amortization of acquired intangible assets, $1.0 million related to restructuring expenses, $773,000 for certain inventory write-downs and a net tax benefit of $3.6 million related to these items. Non-GAAP results for the 2008 second quarter exclude charges of $2.4 million related to stock-based compensation, $1.4 million for the amortization of acquired intangible assets and a net tax benefit of $1.3 million related to these items.
“While the economic climate continues to be challenging, we believe that with the acquisition of Catapult and the cost reduction initiatives launched in Q2, we are well positioned going forward,” commented Atul Bhatnagar, Ixia’s president and chief executive officer. “The acquisition of Catapult puts Ixia in a leadership position in converged IP testing, and establishes Ixia as a competitive player in 4G wireless testing. During the second quarter, we commenced a restructuring plan related to our core Ixia business that should ultimately reduce expenses by approximately $6 million on an annual basis. And in the third and fourth quarters, we expect to realize cost synergies related to the Catapult business that should make the acquisition accretive by the end of the year. We are already integrating our sales teams and product development plans into a single unified effort. While economic uncertainties remain, we believe that the steps we have taken position the Company to develop innovative products, meet our customers’ needs, and deliver improved operating results to enhance shareholder value.”
Under the $25 million share repurchase program announced in November 2008, Ixia repurchased approximately 558,352 shares of its common stock at an average purchase price of $5.55 per share, or a total of approximately $3.1 million, during the second quarter of 2009. For the six months ended June 30, 2009, Ixia repurchased approximately 1.6 million shares of its common stock at an average purchase price of $5.19 per share, or a total of approximately $8.4 million. From the inception of the $25 million share repurchase program through its expiration in May 2009, Ixia repurchased approximately 2.1 million shares of its common stock at an average purchase price of $5.35 per share, or a total of approximately $11.2 million.
As of June 30, 2009, Ixia had cash, cash equivalents and investments of $135.7 million and no debt.
Ixia will host a conference call today, at 5:00 p.m., Eastern Time, for analysts and investors to discuss its 2009 second quarter results and its business outlook for the 2009 third quarter. Open to the public, a live Web cast of the conference call, along with supplemental financial information, will be accessible from the “Investors” section of Ixia’s Web Site (www.ixiacom.com). Following the live Web cast, an archived version will be available in the “Investors” section on the Ixia Web Site for 90 days.
Non-GAAP Information
To supplement our consolidated financial results prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), we have included certain non-GAAP financial measures in this press release and in the attachments hereto. Specifically, we have provided non-GAAP financial measures (e.g., non-GAAP cost of revenues, non-GAAP operating expenses, non-GAAP operating income, non-GAAP income tax expense, non-GAAP net income, and non-GAAP diluted earnings per share) that exclude certain charges such as stock-based compensation expenses, acquisition related costs incurred in 2009, the amortization of acquisition-related intangible assets, restructuring expenses, certain inventory write-downs and the impairment charges related to certain investments, as well as the related income tax effects of such items. The aforementioned charges represent charges that may be difficult to estimate from period to period and that are not directly attributable to the underlying performance of our business operations. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our financial performance. We believe that by excluding certain charges, as well as the related income tax effects, our non-GAAP measures provide supplemental information to both management and investors that is useful in assessing our core operating performance, in evaluating our ongoing business operations and in comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to plan and forecast future periods and to assist in making operating and strategic decisions. The presentation of this additional information is not prepared in accordance with GAAP. The information therefore may not necessarily be comparable to that of other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Investors are encouraged to review the reconciliations of GAAP to non-GAAP financial measures which are included below in this press release.
About Ixia
Ixia is a leading provider of converged IP performance test systems and service verification platforms for wireless and wired infrastructures and services. Ixia’s test systems are used by network and telephony equipment manufacturers, semiconductor manufacturers, service providers, governments and enterprises to validate the performance and reliability of complex networks, devices, and applications. Ixia’s multiplay test systems address the growing need to test voice, video, and data services and network capability under real-world conditions.

For more information, contact Ixia at 26601 W. Agoura Road, Calabasas, CA 91302; (818) 871-1800, Fax: (818) 871-1805; Email: info@ixiacom.com or visit our Web Site at http://www.ixiacom.com.
Ixia and the Ixia four petal logo are trademarks and/or registered trademarks of Ixia. Other trademarks are the property of their respective owners.
Safe Harbor Under the Private Securities Litigation Reform Act of 1995:
Certain statements made in this press release are forward-looking statements, including, without limitation, statements regarding possible future revenues, cost savings, growth and profitability and future business and market share. In some cases, such forward-looking statements can be identified by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. These risks, uncertainties and other factors may cause our future results, performances or achievements to be materially different from those expressed or implied by our forward-looking statements and include, among other things: the current global economy, our success with the integration of our recently completed acquisition of Catapult, competition, our ability to successfully defend any claims from taxing authorities in the various countries where we conduct business, consistency of orders from significant customers, our success in developing and producing new products, market acceptance of our products and our ability to realize all of the expected benefits of our restructuring plan. The factors that may cause future results to differ materially from our current expectations also include, without limitation, the risks identified in our Annual Report on Form 10-K for the year ended December 31, 2008, in our Form 10-Q for the quarter ended June 30, 2009 to be filed in the next several days, and in our other filings with the Securities and Exchange Commission. Many of these risks and uncertainties are outside of our control and are difficult for us to forecast or mitigate. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

IXIA
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30,	December 31,
	2009	2008
Assets
Current assets:
Cash and cash equivalents	$30,933	$192,791
Short-term investments in marketable securities	41,846	9,850
Accounts receivable, net	31,649	34,001
Inventories	18,420	14,966
Deferred income taxes	6,475	4,855
Prepaid expenses and other current assets	6,048	4,981

Total current assets	135,371	261,444

Investments in marketable securities	62,873	3,657
Property and equipment, net	18,901	18,506
Deferred income taxes	23,201	14,945
Intangible assets, net	55,805	10,592
Goodwill	39,194	16,728
Other assets	2,254	2,554

Total assets	$337,599	$328,426

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$3,890	$4,729
Accrued expenses	21,512	18,823
Deferred revenues	26,401	19,558
Income taxes payable	620	452

Total current liabilities	52,423	43,562

Deferred revenues	5,094	6,109
Other liabilities	12,313	5,559

Total liabilities	69,830	55,230

Shareholders’ equity:
Common stock, without par value; 200,000 shares authorized at June 30, 2009 and December 31, 2008; 62,422 and 63,391 shares issued and outstanding as of June 30, 2009 and December 31, 2008, respectively	85,588	92,386
Additional paid-in capital	114,390	107,882
Retained earnings	66,537	73,182
Accumulated other comprehensive income (loss)	1,254	(254)

Total shareholders’ equity	267,769	273,196

Total liabilities and shareholders’ equity	$337,599	$328,426

IXIA
Condensed Consolidated Statements of Income
(in thousands, except per share data)
(unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2009	2008	2009	2008
Revenues:
Products	$30,441	$38,783	$60,522	$73,717
Services	7,964	7,137	15,007	13,854

Total revenues	38,405	45,920	75,529	87,571

Costs and operating expenses:(1)
Cost of revenues — products	7,944	8,658	15,510	16,840
Cost of revenues — services	801	1,134	1,744	2,188
Research and development	11,443	12,530	23,309	24,508
Sales and marketing	13,358	15,027	27,757	29,723
General and administrative	6,514	6,120	12,738	12,418
Amortization of intangible assets	1,386	1,427	2,711	2,908
Acquisition related	2,522	18	2,522	738
Restructuring	1,011	—	1,011	—

Total costs and operating expenses	44,979	44,914	87,302	89,323

(Loss) income from operations	(6,574)	1,006	(11,773)	(1,752)
Interest and other income, net	668	1,756	1,229	4,533
Other-than-temporary impairment on investments	—	—	(1,405)	—

(Loss) income before income taxes	(5,906)	2,762	(11,949)	2,781
Income tax (benefit) expense	(3,252)	981	(5,304)	894

Net (loss) income	$(2,654)	$1,781	$(6,645)	$1,887

(Loss) earnings per share:
Basic	$(0.04)	$0.03	$(0.11)	$0.03
Diluted	$(0.04)	$0.03	$(0.11)	$0.03

Weighted average number of common and common equivalent shares outstanding:
Basic	62,349	65,343	62,699	66,646
Diluted	62,349	66,265	62,699	67,594

(1)	Stock-based compensation included in:

Cost of revenues — products	$93	$91	$263	$248
Cost of revenues — services	36	35	100	95
Research and development	1,042	774	2,663	1,883
Sales and marketing	797	860	2,061	1,774
General and administrative	644	672	1,360	1,368

IXIA
Non-GAAP Information and Reconciliation to Comparable GAAP Financial Measures
(in thousands, except percentages and per share data)
(unaudited)

	Three months ended June 30,
	2009		2008
		% Total		% Total
	Amount ($)	Revenues	Amount ($)	Revenues
Total cost of revenues — GAAP	$8,745	22.8%	$9,792	21.3%
Inventory write-down(a)	(773)	-2.0%	—	—%
Stock-based compensation(b)	(129)	-0.4%	(126)	-0.3%

Total cost of revenues — Non-GAAP	$7,843	20.4%	$9,666	21.0%

Operating expenses — GAAP	$36,234	94.3%	$35,122	76.5%
Amortization of intangible assets(c)	(1,386)	-3.6%	(1,427)	-3.1%
Acquisition related(d)	(2,522)	-6.6%	—	—%
Restructuring(e)	(1,011)	-2.6%	—	—%
Stock-based compensation(b)	(2,483)	-6.4%	(2,306)	-5.0%

Operating expenses — Non-GAAP	$28,832	75.1%	$31,389	68.4%

(Loss) income from operations — GAAP	$(6,574)	-17.1%	$1,006	2.2%
Effect of reconciling items(f)	8,304	21.6%	3,859	8.4%

Income from operations — Non-GAAP	$1,730	4.5%	$4,865	10.6%

Income tax (benefit) expense — GAAP	$(3,252)	-8.5%	$981	2.1%
Effect of reconciling items(g)	3,643	9.5%	1,294	2.9%

Income tax expense — Non-GAAP	$391	1.0%	$2,275	5.0%

Net (loss) income — GAAP	$(2,654)	-6.9%	$1,781	3.9%
Effect of reconciling items(h)	4,661	12.1%	2,565	5.6%

Net income — Non-GAAP	$2,007	5.2%	$4,346	9.5%

Diluted (loss) earnings per share — GAAP	$(0.04)		$0.03
Effect of reconciling items(i)	0.07		0.04

Diluted earnings per share — Non-GAAP	$0.03		$0.07

(a)	This reconciling item represents the write-down for certain inventory items. While we may have additional inventory write-downs in the future, management excludes this expense when evaluating current performance, forecasting future results, measuring core operating results, and making operating and strategic decisions. We believe that by excluding this inventory write-down, we provide investors with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance.

(b)	This reconciling item represents stock-based compensation expense recognized under Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“FAS 123R”). As stock-based compensation represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding stock-based compensation, investors are provided with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance. While we expect to continue to recognize stock-based compensation expense in the future, management also excludes this expense when evaluating current performance, forecasting future results, measuring core operating results, and making operating and strategic decisions.

(c)	This reconciling item represents the amortization of intangible assets related to the acquisitions of various businesses and technologies such as the acquisition of Catapult Communications Corporation and the acquisition of certain rights associated with the Chariot® product line from NetIQ Corporation. As the amortization expense represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding the amortization of acquisition-related intangible assets, investors are provided with supplemental information that is useful in evaluating our ongoing operations and performance. While the amortization of intangible assets is expected to continue in the future, management also excludes this expense when evaluating current performance, forecasting future results, measuring core operating results, and making operating and strategic decisions.

(d)	This reconciling item represents costs associated with our acquisition of Catapult Communications Corporation and consists primarily of transaction and integration related costs such as success-based banking fees, professional fees for legal, accounting, tax, valuation and other related services, integration related consulting fees, required regulatory costs and other related expenses. We believe that by excluding acquisition related costs, we provide investors with supplemental information that is useful in comparing our ongoing operating results from period to period and in evaluating our core operations and performance.

(e)	This reconciling item represents costs associated with our restructuring plan announced during the second quarter of 2009. These costs primarily relate to one-time employee termination benefits consisting of severance and other related costs. We believe that by excluding restructuring costs, we provide investors with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance.

(f)	This adjustment represents the effects of the reconciling items noted in footnotes (a), (b), (c), (d) and (e).

(g)	This adjustment represents the income tax effects of the reconciling items noted in footnotes (a), (b), (c), (d) and (e).

(h)	This adjustment represents the effects of the reconciling items noted in footnotes (a), (b), (c), (d) and (e), net of tax.

(i)	This adjustment represents the effects of the reconciling items noted in footnotes (a), (b), (c), (d) and (e), net of tax, on a diluted per share basis.

IXIA
Non-GAAP Information and Reconciliation to Comparable GAAP Financial Measures
(in thousands, except percentages and per share data)
(unaudited)

	Six months ended June 30,
	2009		2008
		% Total		% Total
	Amount ($)	Revenues	Amount ($)	Revenues
Total cost of revenues — GAAP	$17,254	22.8%	$19,028	21.7%
Inventory write down(a)	(773)	-1.0%	—	—%
Stock-based compensation(b)	(363)	-0.5%	(343)	-0.4%

Total cost of revenues — Non-GAAP	$16,118	21.3%	$18,685	21.3%

Operating expenses — GAAP	$70,048	92.7%	$70,295	80.3%
Amortization of intangible assets(c)	(2,711)	-3.6%	(2,908)	-3.3%
Acquisition related(d)	(2,522)	-3.3%	—	—%
Restructuring(e)	(1,011)	-1.3%	—	—%
Stock-based compensation(b)	(6,084)	-8.1%	(5,025)	-5.8%

Operating expenses — Non-GAAP	$57,720	76.4%	$62,362	71.2%

Loss from operations — GAAP	$(11,773)	-15.6%	$(1,752)	-2.0%
Effect of reconciling items(f)	13,464	17.8%	8,276	9.4%

Income from operations — Non-GAAP	$1,691	2.2%	$6,524	7.4%

Other-than-temporary impairment on investments — GAAP	$(1,405)	-1.9%	$—	—%
Effect of reconciling items(g)	1,405	1.9%	—	—%

Other-than-temporary impairment on investments — Non-GAAP	$—	—%	$—	—%

Income tax (benefit) expense — GAAP	$(5,304)	-7.0%	$894	1.0%
Effect of reconciling items(h)	5,832	7.7%	2,987	3.4%

Income tax expense — Non-GAAP	$528	0.7%	$3,881	4.4%

Net (loss) income — GAAP	$(6,645)	-8.8%	$1,887	2.2%
Effect of reconciling items(i)	9,037	12.0%	5,289	6.0%

Net income — Non-GAAP	$2,392	3.2%	$7,176	8.2%

Diluted (loss) earnings per share — GAAP	$(0.11)		$0.03
Effect of reconciling items(j)	0.15		0.08

Diluted earnings per share — Non-GAAP	$0.04		$0.11

(a)	This reconciling item represents the write-down for certain inventory items. While we may have additional inventory write-downs in the future, management excludes this expense when evaluating current performance, forecasting future results, measuring core operating results, and making operating and strategic decisions. We believe that by excluding this inventory write-down, we provide investors with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance.

(b)	This reconciling item represents stock-based compensation expense recognized under Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“FAS 123R”). As stock-based compensation represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding stock-based compensation, investors are provided with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance. While we expect to continue to recognize stock-based compensation expense in the future, management also excludes this expense when evaluating current performance, forecasting future results, measuring core operating results, and making operating and strategic decisions.

(c)	This reconciling item represents the amortization of intangible assets related to the acquisitions of various businesses and technologies such as the acquisition of Catapult Communications Corporation and the acquisition of certain rights associated with the Chariot® product line from NetIQ Corporation. As the amortization expense represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding the amortization of acquisition-related intangible assets, investors are provided with supplemental information that is useful in evaluating our ongoing operations and performance. While the amortization of intangible assets is expected to continue in the future, management also excludes this expense when evaluating current performance, forecasting future results, measuring core operating results, and making operating and strategic decisions.

(d)	This reconciling item represents costs associated with our acquisition of Catapult Communications Corporation and consists primarily of transaction and integration related costs such as success-based banking fees, professional fees for legal, accounting, tax, valuation and other related services, integration related consulting fees, required regulatory costs and other related expenses. We believe that by excluding acquisition related costs, we provide investors with supplemental information that is useful in comparing our ongoing operating results from period to period and in evaluating our core operations and performance.

(e)	This reconciling item represents costs associated with our restructuring plan announced during the second quarter of 2009. These costs primarily relate to one-time employee termination benefits consisting of severance and other related costs. We believe that by excluding restructuring costs, we provide investors with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance.

(f)	This adjustment represents the effects of the reconciling items noted in footnotes (a), (b), (c), (d) and (e).

(g)	This reconciling item represents an other-than-temporary impairment on our investment in auction rate securities. As this other-than-temporary impairment represents a non-cash charge that is not directly attributable to the underlying performance of our business operations, we believe that by excluding this other-than-temporary impairment, we provide investors with supplemental information that is useful in comparing our operating results from period to period and in evaluating our core operations and performance.

(h)	This adjustment represents the income tax effects of the reconciling items noted in footnotes (a), (b), (c), (d), (e) and (g).

(i)	This adjustment represents the effects of the reconciling items noted in footnotes (a), (b), (c), (d), (e) and (g), net of tax.

(j)	This adjustment represents the effects of the reconciling items noted in footnotes (a), (b), (c), (d), (e) and (g), net of tax, on a diluted per share basis.